Exhibit 10.2

Execution Version

JOINDER AND ASSUMPTION AGREEMENT

This Joinder and Assumption Agreement, dated as of May 18, 2021 (this “Joinder Agreement”), is among SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Holdings”), SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY, a public limited company incorporated under the laws of Ireland (“Seagate plc”), SEAGATE HDD CAYMAN, an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), the Guarantors party hereto, and THE BANK OF NOVA SCOTIA, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders (such capitalized terms, and other terms used in this preamble or the recitals to have the meaning provided in Article I).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, dated as of February 20, 2019 (as amended, supplemented, amended and restated or otherwise modified from time to time the “Credit Agreement”), among Seagate plc, Borrower, the Lenders and the Administrative Agent, the Lenders have extended and have agreed to continue to make Loans to the Borrower, the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, and the other Finance Parties that are counterparties to the Platinum Leases have agreed to continue to provide Platinum Leases to Seagate plc, the Borrower or the Subsidiaries;

WHEREAS, pursuant to the U.S. Guarantee Agreement the Guarantors have agreed to guarantee the Obligations;

WHEREAS, Seagate plc has informed the Administrative Agent and the Lenders that it intends, subject to the receipt of required approvals, to consummate the Successor Transaction as described in the Proxy Statement; and

WHEREAS, as a condition precedent to consummating the Successor Transaction Holdings is required to execute and deliver this Joinder Agreement to become a party to the Credit Agreement and the U.S. Guarantee Agreement conditional upon, subject to the occurrence of, and effective as of the Scheme Effective Date (as defined in the Proxy Statement).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Joinder Agreement shall have the following meanings:

“Administrative Agent” is defined in the preamble.

“Borrower” is defined in the first recital.

“Credit Agreement” is defined in the first recital.

“Holdings” is defined in the preamble.

“Joinder Agreement” is defined in the preamble.

“Joinder Effective Date” is defined in Section 3.1.

“Proxy Statement” is defined in Section 3.1.3.

“Seagate plc” is defined in the preamble.

SECTION 1.2. Credit Agreement Defined Terms. Unless otherwise defined herein or the context otherwise requires, terms defined in the Credit Agreement and used in this Joinder Agreement shall have the meanings given to them in the Credit Agreement.

ARTICLE II

JOINDER TO THE CREDIT AGREEMENT, ETC.

Effective as of the Scheme Effective Time (as defined in the Proxy Statement) on the Joinder Effective Date, Seagate plc, Holdings and the Administrative Agent agree that Holdings shall become a party to the Credit Agreement, the U.S. Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement in accordance with the terms of this Article.

SECTION 2.1. Joinder to Credit Agreement. Holdings hereby agrees to become a party to the Credit Agreement with the same force and effect as if it were an original signatory thereto, agrees to assume and be bound by and to comply with all of the terms and provisions of the Credit Agreement applicable to Seagate plc as in effect prior to consummation of the Successor Transaction, and hereby ratifies all of the terms, provisions and conditions applicable to it upon such joinder contained in the Credit Agreement. Seagate plc hereby agrees to such assumption by Holdings.

SECTION 2.2. Joinder to U.S. Guarantee Agreement. Holdings hereby agrees to become a Guarantor under the U.S. Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor, and Holdings hereby (a) agrees to all the terms and provisions of the U.S. Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct in all material respects on and as of the date hereof, except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty was true and correct in all material respects on such date. Each reference to a “Guarantor” in the U.S. Guarantee Agreement shall be deemed to include Holdings

SECTION 2.3. Joinder to Indemnity, Subrogation and Contribution Agreement. Holdings hereby agrees to become a party to the Indemnity, Subrogation and Contribution Agreement as a “Guarantor” with the same force and effect as if originally named therein as a Guarantor and hereby agrees to all the terms and provision of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder.

SECTION 2.4. Acknowledgment, Guarantor Affirmation, etc. Each Guarantor (a) hereby reaffirms, as of the Fourth Amendment Effective Date all its obligations and agreements under each Loan Document to which it is a party, including its guarantee of payment of the Obligations pursuant to such Loan Document (subject, however, to any limitations on such guarantee contained in such Loan Document), which agreements shall remain in full force and effect on a continuous basis as of the Fourth Amendment Effective Date; and (b) hereby represents and warrants as to itself to the Finance Parties that (i) each Loan Document to which it is a party continues to be a legal, valid, and binding obligation of such Guarantor, enforceable against it in accordance with its terms (except, in any case, as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by principles of equity), and (ii) all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects (or in all respects, if qualified by materiality or Material Adverse Effect) on the Fourth Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date). In addition, each Guarantor acknowledges and agrees that Holdings is becoming a party to the U.S. Guarantee Agreement in accordance with the terms hereof.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

SECTION 3.1. Effectiveness. This Joinder Agreement shall become effective upon the date (the “Joinder Effective Date”), as of the Scheme Effective Time (as defined in the Proxy Statement), when each of the conditions set forth in this Article shall have been satisfied.

SECTION 3.1.1. Execution of Counterparts. The Administrative Agent shall have received copies of this Joinder Agreement, duly executed and delivered by an authorized officer of Holdings, Seagate plc and the Administrative Agent.

SECTION 3.1.2. Resolutions, etc. The Administrative Agent shall have received from an Authorized Officer of Holdings (i) a copy of a good standing certificate (to the extent such concept exists in the relevant jurisdiction of Holdings) or a letter of status, dated a date reasonably close to the date hereof, for Holdings and (ii) a certificate dated as of the date hereof duly executed and delivered by Holdings’ Secretary or Assistant Secretary as to:

(a) resolutions of Holdings’ Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Joinder Agreement and if applicable each other Loan Document to be executed by it in connection with the Successor Transaction, and the assumption by Holdings of all of the obligations of Seagate plc under the Credit Agreement;

(b) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document to be executed by Holdings; and

(c) the full force and validity of each constitutional document of Holdings and copies thereof; upon which certificates each Finance Party may conclusively rely until it shall have received a further certificate of the Secretary or Assistant Secretary of Holdings canceling or amending the prior certificate of Holdings.

SECTION 3.1.3. Consummation of Successor Transaction. The Successor Transaction described in the Proxy Statement filed with the SEC by Seagate plc on March 3, 2021 (the “Proxy Statement”) shall have been consummated and the Scheme Effective Date (as defined in the Proxy Statement) shall have occurred in all material respects in accordance with the Proxy Statement description.

SECTION 3.1.4. KYC Information. Holdings shall have provided to the Administrative Agent the documentation and other information requested by the Administrative Agent or any Lender in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act described in Section 9.15 of the Credit Agreement.

SECTION 3.1.5. Opinions. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Fourth Amendment Effective Date) of (i) Wilson Sonsini Goodrich & Rosati, P.C., New York counsel for Holdings and Seagate plc, (ii) Arthur Cox, Irish counsel to Holdings and Seagate plc, (iii) the Chief Legal Officer of Seagate plc, and (iv) Maples and Calder (Cayman) LLP, Cayman Islands counsel to the Borrower and certain other Loan Parties, in each case in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.1.6. Fourth Amendment to Credit Agreement. The Fourth Amendment to the Credit Agreement shall have, or contemporaneous with the effectiveness of this Joinder Agreement shall, become effective in accordance with its terms.

ARTICLE IV

MISCELLANEOUS PROVISIONS

SECTION 4.1. Representations and Warranties. To induce the Administrative Agent to enter into this Joinder Agreement, Holdings represents and warrants to the Lenders and the Administrative Agent that as of the date hereof:

(a) Holdings has received, or has been accorded the opportunity to receive or review, copies of the Loan Documents, the financial statements delivered pursuant to the Credit Agreement, and such other documents and information as it deems appropriate to make its own decision to enter into this Joinder Agreement;

(b) all of the statements set forth in clause (a) of Section 4.02 of the Credit Agreement are true and correct, and no Default has occurred and is continuing, or will result from this Joinder Agreement;

(c) this Joinder Agreement constitutes the legal, valid and binding obligation of Holdings, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally and to general principles of equity and an implied covenant of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law in accordance with its terms; and

(d) no authorizations, consents, or approvals by any Person are required for the execution and delivery by, or for the effectiveness or enforceability against, Holdings of this Joinder Agreement except such as have been made or obtained and are in full force and effect.

SECTION 4.2. Effect of Joinder. The parties hereto agree as follows:

(a) This Joinder Agreement shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of Seagate plc, Holdings or the Borrower that would require an amendment, waiver or consent of the Administrative Agent or any Lender under any of the Loan Documents except as expressly stated herein. Except as expressly amended hereby the provisions of the Credit Agreement and the Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

(b) This Joinder Agreement, executed pursuant to the Credit Agreement, shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

SECTION 4.3. Fees and Expenses. Holdings agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses arising in connection with this Joinder Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 4.4. Successors and Assigns. This Joinder Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Headings. The headings of this Joinder Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 4.6. Counterparts. This Joinder Agreement may be executed by one or more of the parties to this Joinder Agreement on any number of separate counterparts, each of which when executed and delivered shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same document. Delivery of an executed counterpart of a signature page to this Joinder Agreement by electronic signature, facsimile or other electronic transmission shall be effective as delivery of an original executed counterpart of this Joinder Agreement.

SECTION 4.7. Address, Further Assurances. For purposes of all notices and other communications required or permitted to be delivered under the Loan Documents, the address for Holdings shall be as follows:

47488 Kato Road

Fremont, California 94538

Attn: Walter Chang

Holdings agrees that at any time and from time to time, upon the reasonable written request of the Administrative Agent, it will execute and deliver such further documents, including updated schedules to the Credit Agreement, and do such further acts and things as the Administrative Agent may reasonably request to give effect to the purposes of this Joinder Agreement.

SECTION 4.8. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. HOLDINGS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, TO THE SAME EXTENT SET FORTH IN SECTION 9.09(b) OF THE CREDIT AGREEMENT.

SECTION 4.9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS JOINDER AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS JOINDER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

By:	/s/ Gianluca Romano
Name: Gianluca Romano
Title: Executive Vice President and Chief Financial Officer

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer

SEAGATE TECHNOLOGY

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Person

SEAGATE DATA STORAGE TECHNOLOGY

By:	/s/ Walter Chang
Name: Walter Chang
Title: Authorized Person

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Person

SEAGATE TECHNOLOGY INTERNATIONAL

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Person

SEAGATE TECHNOLOGY (IRELAND)

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Person

SEAGATE TECHNOLOGY LLC

By:	/s/ Walter Chang
Name: Walter Chang
Title: Treasurer and Authorized Person

SEAGATE INTERNATIONAL (JOHOR) SDN BHD.

By:	/s/ Walter Chang
Name: Walter Chang
Title: Assistant Secretary and Authorized Person

SEAGATE TECHNOLOGY (THAILAND) LIMITED

By:	/s/ Walter Chang
Name: Walter Chang
Title: Authorized Person

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.

By:	/s/ Walter Chang
Name: Walter Chang
Title: Authorized Person

THE BANK OF NOVA SCOTIA, in its capacity as the Administrative Agent

By:	/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director